UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

(a) and (b) Not applicable.

(c) Exhibits:

The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition of Form 8-K:

99                                    News Release issued by AirNet Systems, Inc. on May 7, 2003

Item 9.    Regulation FD Disclosure.

This information, furnished under this Item 9.  Regulation FD Disclosure, is also intended to be deemed provided under Item 12.  Results of Operations and Financial Condition of Form 8-K in accordance with Release Nos. 33-8216; 34-47583 issued by the Securities and Exchange Commission on March 27, 2003.

On May 7, 2003, AirNet Systems, Inc. issued a news release announcing results for the three months ended March 31, 2003.  A copy of this news release is included as Exhibit 99.

[Remainder of page intentionally left blank;

signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: May 7, 2003	By:	/s/ Joel E. Biggerstaff
Joel E. Biggerstaff
Chairman of the Board,
President and Chief Executive
Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated May 7, 2003

AirNet Systems, Inc.

Exhibit No.	Description

99	News Release issued by AirNet Systems, Inc. on May 7, 2003